Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in RSUs liability (Details) - Restricted Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 380	$ 265
Assumed In Acquisition	0	30
Awards vested and change in fair value, net of forfeited awards	439	494
Settled in cash	(281)	(409)
Equity-settled units transferred to share capital	(97)	0
Total RSU liability, end of year	441	380
Less: current portion of RSU liability	(357)	(281)
Total non-current RSU liability, end of year	$ 84	$ 99